UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) : July 22, 2003

                             National Beverage Corp.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

    DELAWARE                 1-14170                            59-2605822
(State of incorporation)     (Commission File Number)           (IRS Employer
                                                            Identification No.)

                           One North University Drive
                         Fort Lauderdale, Florida 33324
          (Address of principal executive offices, including zip code)

                                 (954) 581-0922
              (Registrant's telephone number, including area code)


Item 7. Financial Statements and Exhibits
        ---------------------------------

     Exhibit
     99.1         Press release dated July 22, 2003


Item 9. Information Furnished Pursuant to Item 12 of Form 8-K - Results of Operations and Financial Condition.

The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583.

On July 22, 2003, National Beverage Corp. issued a press release announcing its earnings for the fiscal year ended May 3, 2003. This press release is attached as Exhibit 99.1 and is incorporated herein by reference.

This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                National Beverage Corp.
                                         (Registrant)

Date:  July 22, 2003            By:  /s/ Dean A. McCoy
                                     ------------------------------
                                  Dean A. McCoy
                                  Senior Vice President - Controller
                                  and Principal Accounting Officer

                                  EXHIBIT INDEX

99.1     Press release issued July 22, 2003